UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2007

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-33315               13-3968990
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2007, Tim Aylor, a member of the Registrant's Board of Directors, resigned, effective immediately, to pursue other interests.

On May 24, 2007, Robert L. Atkins, a member of the Registrant's Board of Directors, resigned, effective immediately, to pursue other interests.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        KNOBIAS, INC.

Date: May 25, 2007                                    /s/ E. KEY RAMSEY
                                                          E. Key Ramsey
                                                          President and
                                                         Chief Executive Officer